1 Visa Inc. Completes Acquisition of CyberSource July 21, 2010 Exhibit 99.2

Forward-Looking Statements
• Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections.
These statements can be identified by the terms “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to payments volume, revenue from outside the
United States, transactions processed on VisaNet, revenue from new offerings, investments in key services, market capitalization, capital expenditures, eCommerce growth, dilution of earnings per share, and the changes in those items, as well as other measures of economic performance.
• By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including the risk that CyberSource’s business will not be successfully integrated with Visa’s business; costs associated with the merger; CyberSource’s continued focus on gateway, fraud and hosting fees; evolution of its
North American acquiring business into a referral model; Visa Europe’s use of CyberSource as a service provider on a profit-sharing basis; and the other factors discussed under the heading “Risk
Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on
Form 10-Q or Periodic Reports on Form 8-K, if any. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

Transaction Overview
On July 21, 2010 Visa completed its acquisition of
CyberSource for $26.00 per share, or a total of approximately
$2.0 billion, to be paid with cash on hand
Management
• Michael Walsh, CyberSource President and CEO, will continue to manage the business
• William McKiernan, Executive Chairman and Founder of CyberSource,
will join Visa as an Executive Advisor
• CyberSource management team committed to continuing with Visa
CyberSource becomes a wholly-owned subsidiary of Visa Inc.

CyberSource at a Glance
A Payment Management Company
• Global Processing – Multiple payment brands
• Fraud Management
• Payment Security Management
Global Operations
Blue Chip Customer / Partner Base
• Approximately 300,000 customers
• Approximately 4,700 active Channel Partners
Processed $120 B in 2009
• One of every four dollars spent online in the U.S.
Leveraged Business Model
• 56% non-GAAP gross margin in Q4 2009
• High recurring revenue
• More than 90% recurring revenue
Great Reputation
• High reliability
• Strong security
• World-class support
Enterprise
(CyberSource solution)
• Direct
• Tech Partners
• FI Referrals
Small Business
(Authorize.Net solution)
• ISO Channel
• Developers/Affiliates
• Direct

VISA
MasterCard
BillMeLater
PayPal
QUOVA
CartaSi
Telcordia
Trustwave
CyberSource
the power of payment

Information Classification as Needed
5
Acquirers & Payment Processors                 Fraud Detection Services                Payment Security Services
Merchant
Security
Transaction
Sales
Fraud
Fraud Mgmt
OMS
Fulfillment
CRM
Customer Svc
ERP
Finance
• Multi-type
• Multi-channel
• Multi-geo
• Systematic Fraud
• Manual Review
• Split Shipments
• Downgrades
• Payment Failures
• Reversals/Credits
• Add-on Sales
• Account Inquiries
• Reconciliation
• Chargeback
Mgmt
• PCI
Virtual Payment
Data Storage
Payments – Fraud Management – Payment Security
Mobile
Web
Call
Center
Kiosk
POS
Services Connections & Integration

Workflow Automation & Intelligence

Strategic Aspirations for 2015
Aspiration By 2015, Visa will…
Accelerate
electronification
Reach X% payments volume share of global PCE
Diversify
geographically
Generate 50% of revenue from outside U.S.
Embed processing
Ensure X% of all our transactions are
processed on VisaNet
Enter new
businesses
Drive X% of revenue from offerings that Visa does
not have commercialized in the market today
Differentiate
value proposition
Prioritize its investments in services that drive
unique value and can be monetized in negotiations
Maximize
shareholder value
Be a global top 75 company by market capitalization

Strategic Rationale
Combined assets will support Visa’s long-term
eCommerce growth by:
• Accelerating category growth and driving use
of Visa core payment products online
• Using Visa’s infrastructure and client relations to drive
global expansion and global payment reach
• Building on CyberSource’s merchant relationships to
grow Visa eCommerce solutions
• Delivering best-in-class fraud management and payment
security solutions
• Enabling merchants to take advantage of the migration
of eCommerce to mobile devices

Financial Considerations
Financing Approach
• Financed from available cash supported by strong free cash flow
Premium Paid
• Consistent with high-growth tech companies
• Significant goodwill and intangibles
Expected Dilution Impact
• Approximately 4-5¢ in Q4 fiscal 2010
• Slightly dilutive in fiscal 2011
Revenue Assumptions
• Primary focus on gateway, fraud and hosting fees
• North American acquiring business to evolve to referral model consistent with Visa’s B-to-B focus
• Visa Europe will use CyberSource as a service provider on a profit sharing basis